UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2012

BIONOVO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33498	20-5526892
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5858 Horton Street, Suite 400, Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 601-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 12, 2012, Bionovo, Inc., a Delaware corporation (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the investors named in the Securities Purchase Agreement (the “Investors”) pursuant to which the Investors will purchase an aggregate of 14,231,696 shares of our common stock, par value $0.0001 per share (the “Common Shares”). The aggregate purchase price for the Common Shares is approximately $426,951.

Additionally, each Investor will receive a warrant (“Warrant”) exercisable into shares of our common stock. The Warrants shall be exercisable into an aggregate of 11,485,844 shares of our common stock at an exercise price of $0.03 per share. The Warrants expire on March 30, 2012. If the Warrants are exercised in full for cash, the Company will receive approximately an additional $344,575 in proceeds.

The Common Shares and the Warrants will be issued pursuant to the Company's Registration Statement on Form S-3 (File No. 333-167466).

The foregoing descriptions of the Securities Purchase Agreement and form of Warrant do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibits 10.1 and 4.1 respectively, and are incorporated herein by this reference.

Item 8.01 Other Events.

On March 12, 2012, the Company issued a press release announcing that it had entered into the Securities Purchase Agreement with the investors on that date. A copy of the press release issued on March 12, 2012 is  attached hereto as Exhibit 99.1 is incorporated by reference herein.  The press release is also available on the Company’s website at www.bionovo.com.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.

4.1	Form of Warrant.

10.1	Securities Purchase Agreement, dated March 12, 2012.*

99.1	Press Release of the Company, dated March 12, 2012, entitled “Bionovo Enters Into Agreement for Offering of Common Stock and Warrants”

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2012	Bionovo, Inc.

	By:	/s/ Isaac Cohen
	Name:	Isaac Cohen
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

4.1	Form of Warrant.

10.1	Securities Purchase Agreement, dated March 12, 2012.*

99.1	Press Release of the Company, dated March 12, 2012, entitled “Bionovo Enters Into Agreement for Offering of Common Stock and Warrants”.

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.